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                                  EXHIBIT 99.2

                         FORM OF STOCK OPTION AGREEMENT

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                                                                    EXHIBIT 99.2

                             STOCK OPTION AGREEMENT

    THIS STOCK OPTION AGREEMENT dated as of October 7, 1998 (the "AGREEMENT") is entered into by and between Red Brick Systems, Inc., a Delaware corporation ("RED BRICK") and Informix Corporation, a Delaware corporation ("INFORMIX"). Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed thereto in the Merger Agreement (as defined below).

                                    RECITALS

    A. Concurrently with the execution and delivery of this Agreement, Red Brick, Informix and IC Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Informix ("SUB"), are entering into an Agreement and Plan of Reorganization (the "MERGER AGREEMENT"), which provides that, among other things, upon the terms and subject to the conditions thereof, Red Brick and Informix will enter into a business combination transaction (the "MERGER").

    B. As a condition to Informix's willingness to enter into the Merger Agreement, Informix has requested that Red Brick agree, and Red Brick has so agreed, to grant to Informix an option to acquire shares of Red Brick's Common Stock, $0.0001 par value, upon the terms and subject to the conditions set forth herein.

                                   AGREEMENT

    NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Merger Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

    1.  GRANT OF OPTION

    Red Brick hereby grants to Informix an irrevocable option (the "OPTION") to acquire up to a number of shares of the Common Stock, $0.0001 par value, of Red Brick ("RED BRICK SHARES"), including the associated rights (the "Rights") to purchase shares of Red Brick Preferred Stock pursuant to the Rights Agreement, dated as of July 21, 1997, between Red Brick and Harris Trust and Savings Bank, as Rights Agent (the "Rights Agreement"), equal to 19.9% of the issued and outstanding shares of capital stock of Red Brick as of the first date, if any, upon which an Exercise Event (as defined in Section 2(a) below) shall occur (the "OPTION SHARES"), in the manner set forth below by paying cash at a price of $2.40 per share (the "EXERCISE PRICE"). All references in this Agreement to Red Brick Shares issued to Informix hereunder shall be deemed to include the Rights (subject to the terms of the Rights Agreement).

    2.  EXERCISE OF OPTION; MAXIMUM PROCEEDS

    (a) For all purposes of this Agreement, an "EXERCISE EVENT" shall have occurred (i) immediately prior to the earlier of (x) the consummation of, or (y) the record date, if any, for a meeting of Red Brick's stockholders with regard to, an Acquisition Proposal for an Acquisition Transaction with respect to Red Brick with any party other than Informix (or an affiliate of Informix), (ii) immediately prior to the effectiveness of a Change of Control (as defined below) of the Red Brick Board of Directors as a result of an election contest within the meaning of Rule 14a-11 of the Exchange Act; or (iii) upon termination of the Merger Agreement pursuant to Section 7.1(b), (e) or (f). For purposes of this Agreement, a "Change of Control" of the Red Brick Board of Directors shall mean a change in the composition of such Board as a result of which fewer than a majority of the incumbent directors are directors who either (A) had been directors of Red Brick at least eighteen (18) months prior to such change or (B) were elected or nominated for election to the Red Brick Board with the affirmative votes of at least a majority of the directors who had been directors of Red Brick at least eighteen (18) months prior to such change and who were still serving as directors at the time of the election or nomination.


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    (b) Informix may deliver to Red Brick a written notice (an "EXERCISE
NOTICE") specifying that it wishes to exercise and close a purchase of Option Shares upon the occurrence of an Exercise Event and specifying the total number of Option Shares it wishes to acquire (i) upon public disclosure of an Acquisition Proposal for an Acquisition Transaction with respect to Red Brick, with any party other than Informix (or an affiliate of Informix) (ii) upon the commencement of an election contest within the meaning of Rule 14a-11 of the Exchange Act with the purpose of seeking to effect a Change of Control of the Red Brick Board of Directors, or (iii) upon termination of the Merger Agreement pursuant to Section 7.1(b), (e) or (f) (the events specified in clauses (i), (ii) or (iii) of this sentence being referred to herein as "CONDITIONAL EXERCISE EVENTS"). At any time after delivery of an Exercise Notice, unless such Exercise Notice is withdrawn by Informix, the closing of a purchase of Option Shares (a "CLOSING") specified in such Exercise Notice shall take place at the principal offices of Red Brick upon the occurrence of an Exercise Event or at such later date prior to the termination of the Option as may be designated by Informix in writing. In the event that no Exercise Event shall occur prior to termination of the Option, such Exercise Notice shall be void and of no further force and effect.

    (c) The Option shall terminate upon the earliest of (i) the Effective Time,
(ii) 12 months following the termination of the Merger Agreement; PROVIDED, HOWEVER, that if the Option is exercisable but cannot be exercised by reason of any applicable government order or because the waiting period related to the issuance of the Option Shares under the HSR Act shall not have expired or been terminated, or because any other condition to closing has not been satisfied, then the Option shall not terminate until the tenth business day after such impediment to exercise shall have been removed or shall have become final and not subject to appeal.

    (d) If Informix receives proceeds in connection with any sales or other dispositions of Option Shares, plus any dividends received by Informix declared on Option Shares (including by exercising the Informix Put described in Section 6(a) hereof), of more than the sum of (x) $2,000,000 plus (y) the Exercise Price multiplied by the number of Red Brick Shares purchased by Informix pursuant to the Option, then all proceeds to Informix in excess of such sum shall be remitted by Informix to Red Brick.

    3.  CONDITIONS TO CLOSING

    The obligation of Red Brick to issue Option Shares to Informix hereunder is subject to the conditions that (a) any waiting period under the HSR Act applicable to the issuance of the Option Shares hereunder shall have expired or been terminated; (b) all material consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Federal, state or local administrative agency or commission or other Federal state or local governmental authority or instrumentality, if any, required in connection with the issuance of the Option Shares hereunder shall have been obtained or made, as the case may be; and (c) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect. It is understood and agreed that at any time during which Informix shall be entitled to deliver to Red Brick an Exercise Notice, the parties will use their respective best efforts to satisfy all conditions to Closing, so that a Closing may take place as promptly as practicable, and in any event, upon the occurrence of an Exercise Event.

    4.  CLOSING

    At any Closing, (a) Red Brick shall deliver to Informix a single certificate in definitive form representing the number of Red Brick Shares designated by Informix in its Exercise Notice consistent with this Agreement, such certificate to be registered in the name of Informix and to bear the legend set forth in
Section 10 hereof, against delivery of (b) payment by Informix to Red Brick of the aggregate purchase price for the Red Brick Shares so designated and being purchased by delivery of a certified check or bank check in immediately available funds.

    5.  REPRESENTATIONS AND WARRANTIES OF RED BRICK

    Red Brick represents and warrants to Informix that (a) Red Brick is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power


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and authority to enter into this Agreement and to carry out its obligations hereunder; (b) the execution and delivery of this Agreement by Red Brick and consummation by Red Brick of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Red Brick and no other corporate proceedings on the part of Red Brick are necessary to authorize this Agreement or any of the transactions contemplated hereby; (c) this Agreement has been duly executed and delivered by Red Brick and constitutes a legal, valid and binding obligation of Red Brick and, assuming this Agreement constitutes a legal, valid and binding obligation of Informix, is enforceable against Red Brick in accordance with its terms; (d) except for any filings required under the HSR Act, Red Brick has taken all necessary corporate and other action to authorize and reserve for issuance and to permit it to issue upon exercise of the Option, and at all times from the date hereof until the termination of the Option will have reserved for issuance, a sufficient number of unissued Red Brick Shares for Informix to exercise the Option in full and will take all necessary corporate or other action to authorize and reserve for issuance all additional Red Brick Shares or other securities which may be issuable pursuant to Section 8(a) upon exercise of the Option, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable; (e) upon delivery of the Red Brick Shares and any other securities to Informix upon exercise of the Option, Informix will acquire such Red Brick Shares or other securities free and clear of all material claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever, excluding those imposed by Informix;
(f) the execution and delivery of this Agreement by Red Brick do not, and the performance of this Agreement by Red Brick will not, (i) violate the Certificate of Incorporation or Bylaws of Red Brick, (ii) conflict with or violate any order applicable to Red Brick or any of its subsidiaries or by which they or any of their property is bound or affected or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any property or assets of Red Brick or any of its subsidiaries pursuant to, any contract or agreement to which Red Brick or any of its subsidiaries is a party or by which Red Brick or any of its subsidiaries or any of their property is bound or affected, except, in the case of clauses (ii) and
(iii) above, for violations, conflicts, breaches, defaults, rights of termination, amendment, acceleration or cancellation, liens or encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on Red Brick; and (g) the execution and delivery of this Agreement by Red Brick does not, and the performance of this Agreement by Red Brick will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Entity except pursuant to the HSR Act.

    6.  CERTAIN RIGHTS

    (a) INFORMIX PUT. Informix may deliver to Red Brick a written notice (a "PUT NOTICE") at any time during which Informix may deliver an Exercise Notice specifying that it wishes to sell the Option, to the extent not previously exercised, at the price set forth in subparagraph (i) below (as limited by subparagraph (iii) below), and the Option Shares, if any, acquired by Informix pursuant thereto, at the price set forth in subparagraph (ii) below (as limited by subparagraph (iii) below) (the "PUT"). At any time after delivery of a Put Notice, unless such Put Notice is withdrawn by Informix, the closing of the Put (the "PUT CLOSING") shall take place at the principal offices of Red Brick upon the occurrence of an Exercise Event or at such later date prior to the termination of the Option as may be designated by Informix in writing. In the event that no Exercise Event shall occur prior to termination of the Option, such Put Notice shall be void and of no further force and effect.:

        (i) The difference between the "MARKET/TENDER OFFER PRICE" for Red Brick Shares as of the date Informix gives notice of its intent to exercise its rights under this Section 6(a) (defined as the higher of (A) the highest price per share offered as of such date pursuant to any Acquisition Transaction which was made prior to such date and not terminated or withdrawn as of such date and (B) the highest closing sale price of Red Brick Shares on the Nasdaq National Market during the twenty (20) trading days ending on the trading day immediately preceding such date) and the Exercise Price, multiplied by the number of Red Brick Shares purchasable pursuant to the Option, but only if the Market/Tender


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    Offer Price is greater than the Exercise Price. For purposes of determining the highest price offered pursuant to any Acquisition Transaction which involves consideration other than cash, the value of such consideration shall be equal to the higher of (x) if securities of the same class of the proponent as such consideration are traded on any national securities exchange or by any registered securities association, a value based on the closing sale price or asked price for such securities on their principal trading market on such date and (y) the value ascribed to such consideration by the proponent of such Acquisition Transaction, or if no such value is ascribed, a value determined in good faith by the Board of Directors of Red Brick.

        (ii) The Exercise Price paid by Informix for Red Brick Shares acquired pursuant to the Option PLUS the difference between the Market/Tender Offer Price and such Exercise Price (but only if the Market/Tender Offer Price is greater than the Exercise Price) multiplied by the number of Red Brick Shares so purchased. If Informix issued Informix Shares in connection with any exercise of the Option, the Exercise Price in connection with such exercise shall be calculated as set forth in the last sentence of Section 1 as if Informix had exercised its right to pay cash instead of issuing Informix Shares.

       (iii) Notwithstanding subparagraphs (i) and (ii) above, pursuant to this
    Section 6 Red Brick shall not be required to pay Informix in excess of an aggregate of (A) (x) $2,000,000 PLUS (y) the Exercise Price paid by Informix for Red Brick Shares acquired pursuant to the Option and put to Red Brick pursuant to Section 6 minus (B) the gain received by Informix on sale(s) of Option Shares to third parties. The parties intend Informix profit received pursuant to this Option not to exceed $2,000,000 and Section 3(d) and
    Section 6(a)(iii) shall be read collectively to achieve such purpose.

    (b) PAYMENT AND REDELIVERY OF OPTION OR SHARES. At the Put Closing, Red Brick shall pay the required amount to Informix in immediately available funds and Informix shall surrender to Red Brick the Option and the certificates evidencing the Red Brick Shares purchased by Informix pursuant thereto.

    7.  REGISTRATION RIGHTS

    (a) Following the termination of the Merger Agreement, Informix (sometimes referred to herein as a "HOLDER") may by written notice (sometimes referred to herein as the "REGISTRATION NOTICE") to Red Brick (the "REGISTRANT") request the Registrant to register under the Securities Act all or any part of the shares acquired by such Holder pursuant to this Agreement (the "REGISTRABLE SECURITIES") in order to permit the sale or other disposition of such shares pursuant to a BONA FIDE firm commitment underwritten public offering in which the Holder and the underwriters shall effect as wide a distribution of such Registrable Securities as is reasonably practicable and shall use reasonable efforts to prevent any person or group from purchasing through such offering shares representing more than 1% of the outstanding shares of Common Stock of the Registrant on a fully diluted basis (a "PERMITTED OFFERING"); PROVIDED, HOWEVER, that any such Registration Notice must relate to a number of shares equal to at least 2% of the outstanding shares of Common Stock of the Registrant on a fully diluted basis and that any rights to require registration hereunder shall terminate with respect to any shares that may be sold pursuant to Rule 144(k) under the Securities Act. The Registration Notice shall include a certificate executed by the Holder and its proposed managing underwriter, which underwriter shall be an investment banking firm of internationally recognized standing reasonably acceptable to the Company (the "MANAGER"), stating that (i) the Holder and the Manager have a good faith intention to commence a Permitted Offering and (ii) the Manager in good faith believes that, based on the then prevailing market conditions, it will be able to sell the Registrable Securities at a per share price equal to at least 80% of the per share average of the closing sale prices of the Registrant's Common Stock on the Nasdaq National Market for the twenty trading days immediately preceding the date of the Registration Notice. The Registrant shall thereupon have the option exercisable by written notice delivered to the Holder within ten business days after the receipt of the Registration Notice, irrevocably to agree to purchase all or any part of the Registrable Securities for cash at a price (the "OPTION PRICE" equal to the product of (i) the number of Registrable Securities so purchased and (ii) the per share average of the closing sale prices of the Registrant's Common Stock on the Nasdaq National Market for the twenty trading days immediately preceding the date of the Registration Notice. Any such purchase


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of Registrable Securities by the Registrant hereunder shall take place at a closing to be held at the principal executive offices of the Registrant or its counsel at any reasonable date and time designated by the Registrant in such notice within 10 business days after delivery of such notice. The payment for the shares to be purchased shall be made by delivery at the time of such closing of the Option Price in immediately available funds.

    (b) If the Registrant does not elect to exercise its option to purchase pursuant to Section 7(a) with respect to all Registrable Securities, the Registrant shall use all reasonable efforts to effect, as promptly as practicable, the registration under the Securities Act of the unpurchased Registrable Securities requested to be registered in the Registration Notice; PROVIDED, HOWEVER, that (i) the Holder shall not be entitled to more than an aggregate of two effective registration statements hereunder and (ii) the Registrant will not be required to file any such registration statement during any period of time (not to exceed 40 days after a Registration Notice in the case of clause (A) below or 90 days after a Registration Notice in the case of clauses (B) and (C) below) when (A) the Registrant is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the written opinion of counsel to such Registrant, such information would have to be disclosed if a registration statement were filed at that time; (B) such Registrant is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or (C) such Registrant determines, in its reasonable judgment, that such registration would interfere with any financing, acquisition or other material transaction involving the Registrant. If consummation of the sale of any Registrable Securities pursuant to a registration hereunder does not occur within 180 days after the filing with the SEC of the initial registration statement therefor, the provisions of this
Section 7 shall again be applicable to any proposed registration, it being understood that neither party shall be entitled to more than an aggregate of two effective registration statements hereunder. The Registrant shall use all reasonable efforts to cause any Registrable Securities registered pursuant to this Section 7 to be qualified for sale under the securities or blue sky laws of such jurisdictions as the Holder may reasonably request and shall continue such registration or qualification in effect in such jurisdictions; PROVIDED, HOWEVER, that the Registrant shall not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision.

    (c) The registration rights set forth in this Section 7 are subject to the condition that the Holder shall provide the Registrant with such information with respect to such Holder's Registrable Securities, the plan for distribution thereof, and such other information with respect to such Holder as, in the reasonable judgment of counsel for the Registrant, is necessary to enable the Registrant to include in a registration statement all material facts required to be disclosed with respect to a registration thereunder.

    (d) A registration effected under this Section 7 shall be effected at the Registrant's expense, except for underwriting discounts and commissions and the fees and expenses of counsel to the Holder, and the Registrant shall use all reasonable efforts to provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings and as such underwriters may reasonably require. In connection with any registration, the Holder and the Registrant agree to enter into an underwriting agreement reasonably acceptable to each such party, in form and substance customary for transactions of this type with the underwriters participating in such offering.

    (e)  INDEMNIFICATION

    (i) The Registrant will indemnify the Holder, each of its directors and officers and each person who controls the Holder within the meaning of Section 15 of the Securities Act, and each underwriter of the Registrant's securities, with respect to any registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained


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in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Registrant of any rule or regulation promulgated under the Securities Act applicable to the Registrant in connection with any such registration, qualification or compliance, and the Registrant will reimburse the Holder and, each of its directors and officers and each person who controls the Holder within the meaning of Section 15 of the Securities Act, and each underwriter for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Registrant will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Registrant by such Holder or director or officer or controlling person or underwriter seeking indemnification.

    (ii) The Holder will indemnify the Registrant, each of its directors and officers and each underwriter of the Registrant's securities covered by such registration statement and each person who controls the Registrant within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of any rule or regulation promulgated under the Securities Act applicable to the Holder in connection with any such registration, qualification or compliance, and will reimburse the Registrant, such directors, officers or control persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Registrant by the Holder for use therein, provided that in no event shall any indemnity under this Section 8(e) exceed the gross proceeds of the offering received by the Holder.

   (iii) Each party entitled to indemnification under this Section 7(e) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of the Indemnified Party by counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, and PROVIDED FURTHER that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7(e) unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be required to indemnify any Indemnified Party with respect to any settlement entered into without such Indemnifying Party's prior consent (which shall not be unreasonably withheld).


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    (f)  NO CONFLICT.  Notwithstanding anything herein to the contrary, Informix hereby agrees that the rights granted by this Section 7 shall not conflict with the limitation on subsequent registration rights contained in Section 1.14 of the Amended and Restated Investor Rights Agreement dated as of November 5, 1993.

    8.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION; RIGHTS PLANS

        (a) In the event of any change in the Red Brick Shares by reason of stock dividends, stock splits, reverse stock splits, mergers (other than the Merger), recapitalizations, combinations, exchanges of shares and the like, the type and number of shares or securities subject to the Option and the Exercise Price shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that Informix shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Informix would have received in respect of the Red Brick Shares if the Option had been exercised immediately prior to such event or the record date therefor, as applicable.

        (b) At any time during which the Option is exercisable, and at any time after the Option is exercised (in whole or in part, if at all), Red Brick shall not amend its Rights Agreement nor adopt a new stockholders rights plan that contains provisions for the distribution of rights thereunder as a result of Informix being the beneficial owner of shares of Red Brick by virtue of the Option being exercisable or having been exercised (or as a result of such other party beneficially owning shares issuable in respect of any Option Shares).

    9.  RESTRICTIVE LEGENDS

    Each certificate representing Option Shares issued to Informix hereunder shall include a legend in substantially the following form:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT DATED AS OF OCTOBER 7, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.

    10.  LISTING AND HSR FILING

    Red Brick, upon the request of Informix, shall promptly file an application to list the Red Brick Shares to be acquired upon exercise of the Option for quotation on the Nasdaq National Market and shall use its reasonable efforts to obtain approval of such listing as soon as practicable. Promptly after the date hereof, each of the parties hereto shall promptly file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice all required premerger notification and report forms and other documents and exhibits required to be filed under the HSR Act to permit the acquisition of the Red Brick Shares subject to the Option at the earliest possible date.

    11.  BINDING EFFECT

    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement. Certificates representing shares sold in a registered public offering pursuant to Section 7 shall not be required to bear the legend set forth in
Section 9.


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    12.  SPECIFIC PERFORMANCE

    The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action shall be brought in equity to enforce the provisions of the Agreement, neither party will allege, and each party hereby waives the defense, that there is an adequate remedy at law.

    13.  ENTIRE AGREEMENT

    This Agreement and the Merger Agreement (including the appendices and exhibits thereto) constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

    14.  FURTHER ASSURANCES

    Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

    15.  VALIDITY

    The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. In the event any Governmental Entity of competent jurisdiction holds any provision of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith and shall execute and deliver an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision.

    16.  NOTICES

    All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

       (a) if to Red Brick, to:

       Red Brick Systems, Inc.
       485 Alberto Way
       Los Gatos, CA 95032
       Telephone: (408) 399-3200
       Facsimile: (408) 399-7264
       Attn: President and Executive Officer

       with a copy to:

       Gunderson Dettmer Stough Villeneuve
       Franklin & Hachigian, LLP
       155 Constitution Drive
       Menlo Park, CA 94025
       Telephone: (650) 321-2400
       Facsimile: (650) 321-2800
       Attn: Daniel E. O'Connor, Esq.


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

       (b) if to Informix, to:

       Informix Corporation
       4100 Bohannon Drive
       Menlo Park, CA 94025
       Telephone: (650) 926-6300
       Facsimile: (650) 322-1239
       Attn: President and Executive Officer

       with a copy to:

       Wilson Sonsini Goodrich & Rosati
       650 Page Mill Road
       Palo Alto, CA 94304-1050
       Telephone: (650) 493-9300
       Facsimile: (650) 493-6811
       Attn: Martin W. Korman, Esq/Jeffrey A. Herbst, Esq.

    17.  GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.

    18.  COUNTERPARTS

    This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which, taken together, shall constitute one and the same instrument.

    19.  EXPENSES

    Except as otherwise expressly provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

    20.  AMENDMENTS; WAIVER

    This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

    21.  ASSIGNMENT

    Red Brick may not sell, transfer, assign or otherwise dispose of any of its rights or obligations under this Agreement or the Option created hereunder to any other person, without the express written consent of Informix. The rights and obligations hereunder shall inure to the benefit of and be binding upon any successor of a party hereto.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                            RED BRICK SYSTEMS, INC.

                            By:
                               ---------------------------------------------
                               Name:  Christopher G. Erickson
                               Title: PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            INFORMIX CORPORATION

                            By:
                               ---------------------------------------------
                               Name:  Robert J. Finocchio, Jr.
                               Title: PRESIDENT AND CHIEF EXECUTIVE OFFICER


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